Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of    06/15/97
Collection Period ending 05/31/97
Revised 07/18/97

A.          Original Deal Parameter Inputs
-------------------------------------------------------------------------------------------------------
(A)         Closing Date of the Transaction                                                    03/31/97
(B)         Initial Pool Balance                                                         $99,998,957.15
(C)         Initial Class A-1 Note Balance                                               $55,575,000.00
(D)         Initial Class A-2 Note Balance                                               $29,925,000.00
(E)         Initial Certificate Balance                                                  $14,500,000.00
(F)         Class A-1 Spread to LIBOR                                                             0.14%
(G)         Class A-1 Interest Rate Cap                                                          11.00%
(H)         Class A-2 Rate                                                                        6.75%
(I)         Pass-Through Rate                                                                     6.75%
(J)         Servicing Fee Rate                                                                    2.50%
(K)         Security Insurer's Premium                                                            0.35%
(L)         Original Weighted Average Coupon (WAC)                                               19.08%
(M)         Original Weighted Average Remaining Term (WAM)                                           41
(N)         Number of Contracts                                                                  10,456
(O)         Spread Account
            (i)    Spread Account Initial Deposit Percentage                                      3.00%
            (ii)   Spread Account Initial Deposit in Cash                                 $3,000,000.00

B.          Inputs from Previous Monthly Servicer Reports
-------------------------------------------------------------------------------------------------------
(A)         Trust Receivables
            (i)    Pool Balance                                                          $93,360,656.86
            (ii)   Pool Factor                                                                0.9336163
(B)         Class A-1 Notes
            (i)    Pool Balance                                                          $49,469,446.96
            (ii)   Pool Factor                                                                0.8901385
(C)         Class A-2 Notes
            (i)    Pool Balance                                                          $29,925,000.00
            (ii)   Pool Factor                                                                1.0000000
(D)         Certificates
            (i)    Pool Balance                                                          $14,500,000.00
            (ii)   Pool Factor                                                                1.0000000
(E)         Carryover Shortfall
            (i)    Class A-1 Interest Carryover Shortfall                                         $0.00
            (ii)   Class A-1 Principal Carryover Shortfall                                        $0.00
            (iii)  Class A-2 Interest Carryover Shortfall                                         $0.00
            (iv)   Class A-2 Principal Carryover Shortfall                                        $0.00
            (v)    Certificate Interest Carryover Shortfall                                 $122,573.14
            (vi)   Certificate Principal Carryover Shortfall                                $678,394.79
(F)         Spread Account Balance                                                        $5,102,441,57
(G)         Unpaid Balance of Prior Draws Owed to Surety Provider                                 $0.00
(H)         Delinquency Ratio Test
            (i)    Second Preceding Monthly Period                                                8.88%
            (ii)   Preceding Monthly Period                                                       9.03%
(I)         Default Rate Test
            (i)    Second Preceding Monthly Period                                                1.28%
            (ii)   Preceding Monthly Period                                                      16.56%
(J)         Net Loss Rate Test
            (i)    Second Preceding Monthly Period                                                0.42%
            (ii)   Preceding Monthly Period                                                       2.63%
(K)         Weighted Average Coupon of Remaining Portfolio (WAC)                                 19.07%
(L)         Weighted Average Remaining Term of Remaining Portfolio (WAM)                             40
(M)         Number of Contracts                                                                  10,148


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of    06/15/97
Collection Period ending 05/31/97
Revised 07/18/97

C.          Inputs from the System
-------------------------------------------------------------------------------------------------------
(A)         Trust Receivables
            (i)    Principal Payments Received                                            $2,459,532.14
            (ii)   Interest Payments Received                                             $1,519,183.78
            (v)    Cram Down Losses                                                               $0.00
            (vi)   Late Fees                                                                 $22,085.48
            (vii)  Mandatory Redemption                                                           $0.00
            (viii) Other Fees                                                                 $4,684.34
            (ix)   Other  Funds Collected                                                    $10,420.95
(B)         Liquidated Receivables
            (i)    Principal Balance of Liquidated Receivables                               777,891.13
            (ii)   Interest Due and Unpaid on the Liquidated Receivables                       5,287.87
            (iii)  Number of Liquidated Receivables                                                  75
(D)         Liquidation Proceeds
            (i)    Allocated to Interest                                                      $5,248.10
            (ii)   Allocated to Principal                                                   $294,557.66
            (iii)  Allocated to Fees                                                         $12,400.21
(G)         Recoveries                                                                       ($9,209.88)
(H)         Purchased Receivables
            (i)    Principal Portion of the Purchase Amount                               $1,027,534.97
            (ii)   Interest Portion of the Purchase Amount                                        $0.00
            (iii)  Number of Purchased Receivables                                                  113
(I)         Adjustment to Prior Month Certificate                                           $144,604.69
(J)         One Month LIBOR Rate                                                              5.687500%
(K)         Floating Rate Interest Accrual Period                                                    31
(L)         Fixed Rate Interest Accrual Period                                                       31
(M)         Weighted Average Coupon of Remaining Portfolio (WAC)                                 19.06%
(N)         Weighted Average Remaining Maturity of Remaining Portfolio (WAM )                        39
(O)         Remaining Number of Contracts                                                         9,901
(P)         Defaulted Receivables
            (i)    Principal Amount of Defaulted Receivables                              $1,297,959.00
            (ii)   Number of Defaulted Receivables                                                  197
(Q)         31 Days or More Delinquent Purchased Receivables                                $148,245.72
(R)         Delinquent Receivables                                     Contracts                  Amount
                                                                ----------------------    -------------
            (i)    30-59 Days Delinquent                                 715              $6,797,010.68
            (ii)   60-89 Days Delinquent                                 134              $1,406,340.42
            (iii)  90 Days or More Delinquent                              0                      $0.00
(S)         Owner Trustee and Indenture Trustee Fee not Paid by Servicer **                     $625.00
(T)         Occurrence of an Event of Default                                                        NO
(U)         Occurrence of an Insurance Event of Default                                              NO

            *  Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually
            ** April Certificate reflected incorrect Ending Pool Balance; did not affect funds collected or distributed

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of    06/15/97
Collection Period ending 05/31/97
Revised 07/18/97

I.          Total Distribution Amount
-------------------------------------------------------------------------------------------------------------------------
(A)         Regular Principal Distribution Amount                                                           $4,559,516.00
(B)         Realized Losses                                                                                   $777,891.23
(C)         Interest Distribution Amount                                                                    $1,515,222.00
(D)         Fees Collected                                                                                     $49,590.98
(E)         Investment Earnings on Collection Account                                                          $16,861.76
(F)         Total Distribution Amount                                                                       $5,363,299.51

II.         Draw on Credit Enhancements
-------------------------------------------------------------------------------------------------------------------------
(A)         Withdrawals from Spread Account                                                                         $0.00
(B)         Draw on the Insurance Policy                                                                            $0.00
(C)         Total Draw on Credit Enhancement                                                                        $0.00

III.        Monthly Distributions & Direction to Trustee
-------------------------------------------------------------------------------------------------------------------------
(A)         Servicing Fees                                                                                    $250,533.16
                   Base Servicing Fee                                             $194,501.37
                   Supplemental Servicing Fee                                      $56,031.79
(B)         Fees Paid to Indenture and Owner Trustee *                                                            $625.00
(C)         Class A-1 Interest Distributable Amount                                                           $248,243.87
(D)         Class A-2 Interest Distributable Amount                                                           $173,939.06
(E)         Class A-1 Monthly Principal Distributable Amount                                                $4,103,564.40
(F)         Class A-2 Monthly Principal Distributable Amount                                                        $0.00
(G)         Certificateholders' Interest Distributable Amount                                                       $0.00
(H)         Certificateholders' Principal Distributable Amount                                                      $0.00
(I)         Monthly Security Insurer's Premium                                                                 $23,156.71
(J)         Unreimbursed prior draws on the Insurance Policy                                                        $0.00
(K)         Deposits into the Spread Account                                                                  $563,237.31
(M)         Withdrawls from the Spread Account                                                                      $0.00


IV.         Carryover Shortfall Accounts
-------------------------------------------------------------------------------------------------------------------------
                                                                                  BOP                           EOP
(A)         Class A-1 Interest Carryover Shortfall                                      $0.00                       $0.00
(B)         Class A-1 Principal Carryover Shortfall                                     $0.00                       $0.00
(C)         Class A-2 Interest Carryover Shortfall                                      $0.00                       $0.00
(D)         Class A-2 Principal Carryover Shortfall                                     $0.00                       $0.00
(E)         Certificate Interest Carryover Shortfall                              $122,573.14                 $207,566.85
(F)         Certificate Principal Carryover Shortfall                             $678,394.79               $1,134,346.39


V.          Pool Balance and Portfolio Information
-------------------------------------------------------------------------------------------------------------------------
                                                                                  BOP                           EOP
(A)         Pool Balance                                                       $93,360,656.86              $88,656,536.17
(B)         Pool Factor                                                             0.9336163                   0.8865746
(E)         Balance of the Class A-1 Notes                                     $49,469,446.96              $45,365,882.56
(F)         Note Pool Factor of Class A-1 Notes                                     0.8901385                   0.8163002
(G)         Balance of the Class A-2 Notes                                     $29,925,000.00              $29,925,000.00
(H)         Note Pool Factor of Class A-2 Notes                                     1.0000000                   1.0000000
(I)         Certificate Balance                                                $14,500,000.00              $14,500,000.00
(J)         Certificate Pool Factor                                                 1.0000000                   1.0000000

            *   Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of    06/15/97
Collection Period ending 05/31/97
Revised 07/18/97

VI.         Spread Account Information
-------------------------------------------------------------------------------------------------------------------------
(A)         Beginning Balance                                                                               $5,102,441.57
(B)         Required Spread Account Balance (Requisite Amount)                                              $7,757,446.91
(C)         Deposit into Spread Account                                                                       $563,237.31
(D)         Investment Earnings on Spread Account                                                              $21,387.49
(E)         Spread Account Released to Collection Account                                                           $0.00
(F)         Spread Account Released to Depositor                                                                    $0.00
(G)         Ending Balance                                                                                  $5,687,066.37

VII.        Unreimbursed Draws on the Insurance Policy
-------------------------------------------------------------------------------------------------------------------------
(A)         Beginning Balance                                                                                       $0.00
(B)         Reimbursement of Prior Draws                                                                            $0.00
(C)         Current Unpaid Insurance Premium                                                                        $0.00
(D)         Additional Draws on the Insurance Policy                                                                $0.00
(E)         Ending Balance                                                                                          $0.00

VIII.       Portfolio Performance Tests
-------------------------------------------------------------------------------------------------------------------------
(A)         Delinquency Ratio
            (i)     Second Preceding Monthly Period                                                                 8.88%
            (ii)    Preceding Monthly Period                                                                        9.03%
            (iii)   Current Monthly Period                                                                          9.25%
            (iv)    3 Month Rolling Average                                                                         9.05%
            (v)     Delinquency Trigger Indicator                                                      NO
(B)         Default Rate
            (i)     Second Preceding Monthly Period                                                                 1.28%
            (ii)    Preceding Monthly Period                                                                       16.56%
            (iii)   Current Monthly Period                                                                         19.07%
            (iv)    3 Month Rolling Average                                                                        12.30%
            (v)     Default Trigger Indicator                                                          NO
(C)         Net Loss Rate
            (i)     Second Preceding Monthly Period                                                                 0.42%
            (ii)    Preceding Monthly Period                                                                        2.63%
            (iii)   Current Monthly Period                                                                         10.24%
            (iv)    3 Month Rolling Average                                                                         4.43%
            (v)     Net Loss Trigger Indicator                                                         NO
(D)         Trigger Event as of prior Determination Date cured as of this Determination Date                          N/A

X.          Other Information
-------------------------------------------------------------------------------------------------------------------------
(A)         Servicing Fee due but unpaid                                                                            $0.00
(B)         Aggregate Realized Losses for the second Preceding Period                                               $0.00
(C)         Deficiency Claim determined                                                                  NO
(D)         Listing of Warranty Receivables and Administrative Receivables                                            N/A
(E)         Listing of Receivables which became Liquidated Receivables                               under separate cover
(F)         Listing of Receivables which Paid in Full                                                under separate cover


Date:         07/18/97
LSI FINANCIAL GROUP, as Subservicer


/s/ Shelly Thompson, Vice President
-----------------------------------------
Officer              Title

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of    06/15/97
Collection Period ending 05/31/97
Revised 07/18/97

Distribution Date                                                                                                          06/15/97
(1)         The amount of the distribution allocable to interest on the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                      $4.47

(2)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                      $0.00

(3)         The amount of the distribution allocable to interest on the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $5.81

(4)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $0.00

(5)         The amount of the distribution allocable to principal of the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                     $73.84

(6)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                      $0.00

(7)         The amount of the distribution allocable to principal of the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $0.00

(8)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $0.00

(9)         The amount of the distribution allocable to interest on the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                         $0.00

(10)        The amount of the Certificateholders' Interest Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                        $14.31

(11)        The amount of the distribution allocable to principal of the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                         $0.00

(12)        The amount of the Certificateholders' Principal Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                        $78.23

(13)        The amount, if any, of the distribution payable pursuant to a claim under the Policy
            (Per $1,000 of initial principal amount of Notes & Certificates):                                                 $0.00

(14)        The aggregate outstanding principal balance of Class A-1 Notes after giving effect to all
            payments reported under (3) above on such date:                                                          $45,265,882.56

(15)        The aggregate outstanding principal balance of Class A-2 Notes after giving effect to all
            payments reported under (4) above on such date:                                                          $29,925,000.00

(16)        The aggregate outstanding principal balance of Certificates after giving effect to all
            payments reported under (6) above on such date:                                                          $14,500,000.00

(17)        The Note Pool Factor for the Class A-1 Notes after giving effect to all payments reported
            under (3) above on such date:                                                                                 0.8163002

(18)        The Note Pool Factor for the Class A-2 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                                 1.0000000

(19)        The Certificates Pool Factor for the Certificates after giving effect to all payments reported
            under (6) above on such date:                                                                                 1.0000000

(20)        The Pool Balance as of the close of business on the last day of the related Collection Period:           $88,656,536.17

(21)        The Pool Factor as of the close of business on the last day of the related Collection Period:                 0.8865746

(22)        The amount of the Servicing Fee and the amount of any fees paid to the Owner Trustee
            or the Indenture Trustee from monies on deposit in the Collection Account:                                  $251,158.16


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of    06/15/97
Collection Period ending 05/31/97
Revised 07/18/97

(23)        The amount of the Servicing Fee paid and/or due but unpaid
            (Per $1,000 of initial Pool Balance):                                                                             $2.51

(24)        The amount of any deposit to the Spread Account:                                                            $563,237.31

(25)        The amount and application of any funds withdrawn from the Spread Account:                                        $0.00

(26)        The amount on deposit in the Spread account (Cash & Receivables) after giving effect
            to all distributions to and withdrawals from the Spread Account on such date:                             $5,687,066.37

(27)        The amount of aggregate Realized Losses, if any, for the related Collection Period:                         $777,891.23

(28)        The amount of Cram Down Losses, if any, for the related Collection Period:                                        $0.00

(29)        The aggregate principal balance of all Receivables that became Liquidated Receivables
            during the related Collection Period:                                                                       $777,891.23

(30)        The aggregate principal balance of all Receivables that became Purchased Receivables
            during the related Collection Period:                                                                     $1,027,534.97

(31)        The aggregate Purchase Amounts for Receivables, if any, that were purchased during or with
            respect to such Collection Period:                                                                        $1,027,534.97

(32)        The aggregate principal balance of Receivables that are 31 to 59 days delinquent:                         $6,797,010.68

(33)        The aggregate principal balance of Receivables that are 60 to 89 days delinquent:                         $1,406,340.42

(34)        The aggregate principal balance of Receivables that are 90 days or more delinquent:                               $0.00

(35)        The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(36)        Change in the Class A-1 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(37)        The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(38)        Change in the Class A-1 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(39)        The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(40)        Change in the Class A-2 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(41)        The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(42)        Change in the Class A-2 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(43)        The Certificates Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                  $207,566.85

(44)        Change in the Certificates Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                       ($84,993.71)

(45)        The Certificates Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                $1,134,346.39

(46)        Change in the Certificates Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                      ($455,951.60)

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